                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                OCTOBER 20, 1998
                                ----------------
                Date of Report (Date of earliest event reported)


                        ARMSTRONG WORLD INDUSTRIES, INC.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)



       PENNSYLVANIA                  1-2116                    23-0366390
       ------------                  ------                    ----------
   (State of Organization)   (Commission File Number)         (IRS Employer
                                                           Identification No.)



                                 P.O. BOX 3001
                         LANCASTER, PENNSYLVANIA 17604
                         -----------------------------
        (Address of Registrant's Principal Executive Office) (Zip Code)


                                 (717) 397-0611
                                 --------------
              (Registrant's telephone number, including area code)
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Item 5. Other Events.
        ------------

     On October 20, 1998, Armstrong World Industries, Inc., a Pennsylvania corporation (the "Company"), announced its third quarter earnings results. A copy of the Company's press release, dated October 20, 1998 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

     Financial Statements.

          None.

     Pro Forma Financial Information.

          None.

     Exhibits.

          99.1      Press Release, dated October 20, 1998.

                                       2
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ARMSTRONG WORLD INDUSTRIES, INC.



                                  By:   /s/ Deborah K. Owen
                                        --------------------------------
                                        Deborah K. Owen
                                        Senior Vice President, Secretary and
                                        General Counsel
Date:  October 20, 1998
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                                 EXHIBIT INDEX

Exhibit No.    Exhibit
----------     -------


99.1           Press Release, dated October 20, 1998.

                                       4